UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2009

Purple Communications, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-29359	22-3693371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

773 San Marin Drive, Suite 2210, Novato, CA 94945

(Address of principal executive offices)

(415) 408-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Reference is made to the information set forth in Item 8.01 below. Attached hereto as Exhibits 99.1 and 99.2 are the Order issued by the Consumer and Governmental Affairs Bureau of the Federal Communications Commission on September 18, 2009 and the petition for rulemaking filed by Purple Communications, Inc. (the “Company”) with the FCC on August 12, 2009, respectively.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

On August 12, 2009, the Company submitted to the FCC a petition for rulemaking seeking to clarify, among other things, rules governing the reimbursement of minutes from the Interstate Telecommunications Relay Services Fund (the “TRS Fund”) for multi-party calls between deaf and hard-of-hearing individuals and persons who may or may not have such disabilities. On September 18, 2009, the Consumer and Governmental Affairs Bureau of the FCC issued an Order dismissing the Company’s petition with respect to the Company’s request concerning multi-party calls and stated that calls not involving a hearing individual are not compensable.

The Company believes that the dismissal of the Company’s petition by the Consumer and Governmental Affairs Bureau of the FCC was inappropriate and intends to file for reconsideration in an application for review, and, if necessary, to judicially or administratively appeal the Order in the appropriate venue.

The TRS Fund is administered by the National Exchange Carriers Association (“NECA”). In the event the FCC decides not to reconsider the Company’s petition for rulemaking or otherwise decides not to permit reimbursement for multi-party calls that do not include a hearing person, and the Company’s efforts to appeal the Order are unsuccessful, the Company will no longer be reimbursed by NECA for such calls. The Company is in the process of determining what portion of its receipts from NECA are attributable to multi-party calls not involving a hearing person and what impact the FCC’s ruling, if upheld, would have on the financial statements of the Company. The inability to collect reimbursement for such multi-party calls would reduce the Company’s revenue and cash flow and the Company believes it would likely have a material adverse effect on the Company’s business and results of operations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Federal Communications Commission Order issued by the Consumer and Governmental Affairs Bureau, adopted September 18, 2009.

99.2	Petition for Rulemaking to Clarify Rules filed by Purple Communications, Inc. on August 12, 2009 with the Federal Communications Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE COMMUNICATIONS, INC.

Date: September 23, 2009	By:	/s/ Michael J. Pendergast
Michael J. Pendergast
General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Federal Communications Commission Order issued by the Consumer and Governmental Affairs Bureau, adopted September 18, 2009.

99.2	Petition for Rulemaking to Clarify Rules filed by Purple Communications, Inc. on August 12, 2009 with the Federal Communications Commission.